Exhibit 32(i)
Certification Pursuant to 18 U.S.C. Section 1350
In connection with the Annual Report of Campbell Soup Company (the “Company”) on Form 10-K for the fiscal year ended July 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas R. Conant, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 11, 2006

By:	/s/ Douglas R. Conant
	Name:	Douglas R. Conant
	Title:	President and Chief Executive Officer